UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 3, 2008

CNX GAS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32723	20-3170639
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Penn Center West, Suite 401 Pittsburgh, Pennsylvania	15276
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:

(412) 200-6700

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)	Officer Compensation

Annual Base Salaries

On December 3, 2008, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of CNX Gas Corporation (the “Company”) approved and recommended and the Board approved and adopted the following base salaries for the named executive officers (the “Named Executive Officers”) effective January 1, 2009: Nicholas J. DeIuliis ($600,000), Stephen W. Johnson ($350,000), J. Michael Onifer, ($300,000) and Randall M. Albert ($300,000).

Short Term Incentive Compensation Plan

On December 3, 2008, the Compensation Committee approved and recommended and the Board approved and adopted a short term incentive compensation plan for 2009 (the “2009 STIC Plan”) in which the Named Executive Officers will participate. The Compensation Committee and the Board approved the following target short-term incentive compensation opportunities for the Named Executive Officers under the 2009 STIC Plan: Nicholas J. DeIuliis (100% of base salary), Stephen W. Johnson (65% of base salary), J. Michael Onifer, (65% of base salary) and Randall M. Albert (65% of base salary).

Under the 2009 STIC Plan as approved, the Company must achieve a threshold level of net income for incentive payments to be made pursuant to the 2009 STIC Plan. If the threshold level of net income is achieved, the Company will pay incentive payments to participants with respect to 2009 based on two factors: (1) a corporate performance factor, consisting of (a) safety, (b) unit cost, and (c) production performance criteria, each of which constitutes one-third of the corporate performance factor; and (2) an individual performance factor. The corporate performance factor accounts for 75% of the target incentive opportunity and the individual performance factor accounts for 25% of the target incentive opportunity under the 2009 STIC Plan.

The actual incentive awards earned by and paid to the Company’s Named Executive Officers will be determined by comparing (1) the Company’s actual performance during 2009 against the target performance goals for each of the corporate performance criteria mentioned above, and (2) the employee’s actual individual performance as determined by the CEO, with respect to the Named Executive Officers other than the CEO, and by the Compensation Committee, with respect to the CEO.

Participants in the 2009 STIC Plan will earn: (i) between 70% and 200% of the portion of their target incentive opportunity based on the unit cost and production performance criteria, depending on actual performance in 2009 as measured against pre-approved target performance goals for these criteria, (ii) 12.5% of the portion of their target opportunity attributable to safety for each month in which there are no lost-time accidents among Company employees and an additional 50% of the portion of the target opportunity attributable to safety if there are no lost-time accidents among Company employees for the entire year, provided that, if there are lost-time accidents in more than 6 months during 2009, 0% of the portion of the target opportunity attributable to safety will be earned, and (iii) between 0% and 200% of the portion of their target incentive opportunity based on their individual performance during the year.

2009-2011 Long-Term Incentive Compensation Program

On December 3, 2008, the Independent Subcommittee (the “Independent Subcommittee”) of the Compensation Committee, consisting entirely of independent directors for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, approved and recommended, and the Compensation Committee and the Board approved and adopted, the Company’s 2009-2011 Long-Term Incentive Compensation Program (the “2009 LTIC Program”). The 2009 LTIC Program has two components: a restricted stock unit component and a performance share unit component.

The primary purpose of the 2009 LTIC Program is to provide long-term incentive compensation to key employees of the Company and its affiliates in order to further align the interests of Program participants with those of the Company’s stockholders. The Independent Subcommittee, the Compensation Committee and the Board approved the following target long-term incentive awards under the 2009 LTIC Program for the Named Executive Officers, with 50% of the total award being comprised of the restricted stock unit component and 50% of the total award being comprised of the performance share unit component: Nicholas J. DeIuliis ($2,045,000), Stephen W. Johnson ($800,000), J. Michael Onifer, ($390,000), and Randall M. Albert ($390,000).

Restricted Stock Unit Component

The restricted stock unit component of the 2009 LTIC Program is intended to consist of restricted stock units of CONSOL Energy Inc. (“CONSOL”) to be issued under the CONSOL Equity Incentive Plan, as amended (“CONSOL RSUs”). The Independent Subcommittee, the Compensation Committee and the Board approved the award of CONSOL RSUs subject to the approval of the Board of Directors (or appropriate committee thereof) of CONSOL. The number of CONSOL RSUs awarded to each Named Executive Officer will be determined by dividing 50% of their 2009 LTIC Program target award by the closing price of CONSOL common stock on the date of grant, which is expected to be on or about February 17, 2009. The CONSOL RSUs will vest on the third anniversary of the date of grant. In the event that CONSOL Energy does not approve the granting of CONSOL RSUs to the Named Executive Officers, the Independent Subcommittee and the Board intend to grant the Named Executive Officers an alternative award having a value equal to 50% of their 2009 LTIC Program target award.

Performance Share Unit Component

The performance share unit component of the 2009 LTIC Program consists of performance share units to be issued under the CNX Gas Corporation Equity Incentive Plan, as amended (the “Plan”). Upon being selected to participate in the Program, each participant is awarded a certain number of performance share units (including dividend rights, the “Units”) based on their respective 2009 LTIC Program target award values as set forth above. The actual number of Units granted to each participant will be determined by dividing 50% of the dollar amount of the award listed above by the average closing price of the Company’s common stock for the ten (10) trading days prior to and ending on January 1, 2009.

The Units represent a contingent right to receive a payment in the form of Company common stock, where one Unit equals one share of the Company’s common stock, to the extent such Unit is earned and becomes payable pursuant to the terms of the performance share unit program. The total number of Units earned, if any, by a participant will be based: (i) 50% on the Company’s total stockholder return relative to the total stockholder return of each company in a peer group of companies (the “TSR Condition”) for the period of January 1, 2009 to December 31, 2011 (the “Performance Period”), and (ii) 50% on cumulative production for the Performance Period relative to pre-established cumulative production performance goals (“the Production Condition” and together with the TSR Condition, the “Performance Conditions”) during the Performance Period.

A determination of total stockholder return for the Performance Period will be calculated as follows: (i) a beginning point (the “Beginning Point”) will be established for the Company and each company in the peer group which will be defined as one share of stock with a value equal to the average closing price as reported in The Wall Street Journal for the ten (10) business day period beginning on January 1, 2009 (or the first business day immediately thereafter) for each company, (ii) dividends paid for each company will be cumulatively added to the Beginning Point as additional shares of such company’s stock (the total number of shares accumulated during the Performance Period, if any, plus the Beginning Point will be referred to as the Total Units Held at Ending

Point), (iii) an “Ending Point” will be defined as Total Units Held at Ending Point for each company times the average closing stock price as reported in The Wall Street Journal for the last ten (10) business days of the Performance Period for each company (in the event of a Change in Control (as then defined in the Plan), the Ending Point will be defined as the Total Units Held at Ending Point times the average of the closing price as reported in The Wall Street Journal for the ten (10) business days preceding the closing of the Change in Control transaction), (iv) total stockholder return will be expressed as a percentage and is calculated by dividing the Ending Point by the Beginning Point and then subtracting 1 from the result (each company, including the Company, will be ranked in descending order by the total stockholder return so calculated), (v) the Units earned by a participant related to the TSR Condition will be determined by multiplying 50% of the participant’s Units by the applicable “Percent of Performance Units Earned” that corresponds to the Company’s “Percentage Ranking in Total Stockholder Return” for the Performance Period, as set forth in the schedule shown below.

TSR RELATIVE TO PEER GROUP

Level of Performance	Percentage Ranking in Total Stockholder Return	Percent of Performance Units Earned
Below Threshold	Below 25th percentile	0%
Threshold	25th percentile	25%
Target	50th percentile	100%
Outstanding	75th percentile	200%
Maximum	90th percentile or greater	250%

Note: Interpolation between points will be made on a straight line basis. Below the 25th percentile and above the 90th percentile, there will be no interpolation.

The Units earned by a participant related to the Production Condition will be determined by multiplying 50% of the participant’s Units by the applicable “Percent of Performance Units Earned” that corresponds to the Company’s “Level of Performance” for the Performance Period, as set forth in the schedule shown below.

CUMULATIVE PRODUCTION RELATIVE TO PERFORMANCE GOALS

Level of Performance	Percent of Performance Units Earned
Below Threshold	0%
Threshold	25%
Target	100%
Outstanding	200%
Maximum	250%

Note: Interpolation between points will be made on a straight line basis; provided that Below Threshold and above Maximum, there will be no interpolation.

After the end of the Performance Period, the Independent Subcommittee will certify in writing the extent to which the Performance Conditions and any other material terms of the performance share unit program have been achieved. Any Units earned by a participant will be settled and paid in shares of Company common stock. In the event of a Change in Control, the value of such Units will be distributed in Company common stock, or in the Independent Subcommittee’s discretion, cash or other property, on the closing date of the Change in Control transaction and such value will be determined as of the closing date of the transaction with the closing date of such transaction being deemed the last day of the Performance Period and calculated in accordance with the formulas described above.

Notwithstanding the foregoing, the Units will be forfeited and cancelled whether or not payable, without payment by the Company or any affiliate in the event (i) a participant’s employment with Company or any affiliate terminates prior to the applicable payment date, for any reason other than death or disability of the participant, or (ii) a participant breaches the confidentiality, non-competition or non-solicitation provisions of the performance share unit program. If a participant’s employment with the Company or any affiliate is terminated due to death or disability during the Performance Period, such participant will be entitled to a prorated portion of the Units, to the extent earned pursuant to the provisions of the performance share unit program, determined at the end of the Performance Period and based on the ratio of the number of complete months the participant is employed or serves during the Performance Period to the total number of months in the Performance Period (or the number of remaining months in the Performance Period if such participant is admitted after the start of the Performance Period).

Each of the Unit awards listed above is subject to the terms and conditions of the Plan, the performance share unit program and the related award agreement, including being subject to the condition that the Plan is amended to authorize a sufficient number of shares of common stock of the Company that is necessary to satisfy the terms of performance share unit program. The performance share unit program document and the form of award agreement will be filed as exhibits to the next periodic report of the Company.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

(a)	Amendment to Code of Ethics

On December 3, 2008, the Company amended its Code of Employee Business Conduct and Ethics (the “Code”). The Code, as amended, subjects all Company employees to restrictions promulgated under the Honest Leadership and Open Government Act of 2007 (“HLOGA”), which prohibits the offering of gifts and/or travel to members, officers and employees of either House of Congress, and the Ethics in Government Act of 1978, which prohibits the giving of gifts to Federal executive branch officials. Pursuant to these restrictions, the Code now provides that Company employees are prohibited from providing any gift, meal or anything else of value to any member, officer or employee of either House of Congress or to Federal executive branch officials, except where otherwise specifically permitted under HLOGA or the Ethics in Government Act of 1978. The Company also made certain other changes to the Code.

The above description is a summary of the refinements made to the Code and is qualified in its entirety by the copy thereof which is available on the Company’s corporate website at www.cnxgas.com.

Item 8.01	Other Events

As previously reported, the Board of Directors of CNX Gas has adopted stock ownership guidelines (the “Guidelines”) applicable to CNX Gas’ named executive officers and directors. Those Guidelines provide that CNX Gas’ named executive officers (other than the Chief Executive Officer) are expected to own a number of shares of CNX Gas common stock equal to two times (as opposed to the previously reported three times) such individual’s base salary. As previously reported, the Chief Executive Officer is expected to own a number of shares of CNX Gas common stock equal to five times his base salary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNX GAS CORPORATION

	By:	/s/ Nicholas J. DeIuliis
Nicholas J. DeIuliis, President and Chief Executive Officer

Dated: December 9, 2008